July 16, 2021 (NYSE: STT) 2Q 2021 Financial Highlights

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its second quarter 2021 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at http://investors.statestreet.com, and is incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

3 2Q21 highlights All comparisons are to corresponding prior year periods unless noted otherwise • Total average assets of $308B, up 8%, as average client deposit levels remain elevated • ROE of 12.6%, CET1 ratio of 11.2%4 • Returned more than $600M to shareholders in 2Q21, consisting of $425M of common share repurchases and $181M in common stock dividends • In July 2021, announced a 10% increase to 3Q21 quarterly common stock dividend to $0.57 per share, and a common stock repurchase program of up to $3B through year end 20225 Balance sheet and capital strength • EPS of $2.07, up 11%; $1.97 ex-notable items, up 5%A • Total revenue of $3.0B, up 3%; up 1.5% ex-notable itemsA ‒ Record fee revenue of $2.5B, up 6% (4% ex-currency translationA) primarily reflecting strong servicing and management fee growth of 10% and 14%, respectively ‒ Net interest income of $0.5B, down (16)% primarily driven by lower global interest rates • Total Expenses of $2.1B, up 1%; down (0.4)% ex-notable items and currency translationA ‒ Pre-tax margin of 30.9%, up 3.6%pts; 29.7% ex-notable items, up 2.0%ptsA Financial performance • AUC/A of $42.6T, with servicing wins of $1.2T and new business yet to be installed of $1.2T at quarter end1 ‒ Reported 2 new State Street AlphaSM clients in 2Q21 ‒ Alpha recognized as Front-to-Back partnership of the year by Global Custodian2 • Record AUM of $3.9T at quarter end, with quarterly net inflows of $83B1 • Continued momentum in CRD; strong bookings of $19M and an annual recurring revenue (ARR) of $230M, up 11%3 Business momentum A Financial metrics ex-notable items/currency translation are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 19.

Summary of 2Q21 financial results

(GAAP, $M, except EPS data, or where otherwise noted)	Quarters 2Q20	Quarters 1Q21	Quarters 2Q21	%Δ 1Q21	%Δ 2Q20	2Q20 %Δ ex-currency translation[A]
Revenue:						
Servicing fees	$1,272	$1,371	$1,399	2%	10%	7%
Management fees	444	493	504	2	14	11
Foreign exchange trading services	325	346	286	(17)	(12)	(12)
Securities finance	92	99	109	10	18	17
Software and processing fees	245	174	216	24	(12)	(12)
Total fee revenue	2,378	2,483	2,514	1.2	5.7	3.6
Net interest income	559	467	467	-	(16)	(19)
Other income	-	-	53	nm	nm	nm
Total revenue	$2,937	$2,950	$3,034	2.8%	3.3%	1.1%
Provision for credit losses[6]	$52	($9)	($15)	nm	nm	nm
Total expenses	$2,082	$2,332	$2,111	(9.5)%	1.4%	(1.0)%
Net income	$694	$519	$763	47.0%	9.9%	
Diluted earnings per share	$1.86	$1.37	$2.07	51.1%	11.3%	
Return on average common equity	12.1%	8.4%	12.6%	4.2%pts	0.5%pts	
Pre-tax margin	27.3%	21.3%	30.9%	9.6%pts	3.6%pts	
Tax rate	13.6%	17.2%	18.6%	1.4%pts	5.0%pts	
Ex-notable items, non-GAAP[A]:						
Total revenue	$2,937	$2,950	$2,981	1.1%	1.5%	(0.7)%
Total expenses	$2,070	$2,293	$2,111	(7.9)%	2.0%	(0.4)%
EPS	$1.88	$1.47	$1.97	34.0%	4.8%	
Pre-tax margin	27.7%	22.6%	29.7%	7.1%pts	2.0%pts	

Notable Items

($M, except EPS data)	Quarters[B] 2Q20	Quarters[B] 1Q21	Quarters[B] 2Q21
Gain on sale[C]	-	-	53
Acquisition and restructuring costs	(12)	(10)	(11)
Legal and other[D]	-	(29)	11
Total Notable items (pre-tax)	($12)	($39)	$53
Preferred securities redemption (after-tax)	-	(5)	-
EPS Impact	($0.02)	($0.10)	$0.10

[A] This is a non-GAAP presentation; ex-currency translation percentage changes are in reference to the YoY quarterly comparison between 2Q21 and 2Q20 which excludes the impact of foreign currency translation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Refer to the Addendum for further details on notable items. [C] Gain on sale of $53M included in Other income reflecting a gain on sale of a majority interest in our Wealth Manager Services business. [D] Legal and other benefits of $11M in 2Q21 included in Other expenses. Legal and other costs of $29M in 1Q21 included $20M in Information systems and communications, $8M in Transaction processing and $1M in Other expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

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5 AUC/A and AUM levels, markets and flows performance AUC/A and AUM A Market indices7 • 27% and 6% increase from 2Q20 and 1Q21, respectively, largely driven by: – Higher period-end market levels, net new business growth, and client flows • 28% increase from 2Q20 reflecting: – Higher period-end market levels and net inflows from ETFs and cash, partially offset by institutional net outflows • 9% increase from 1Q21 due to: – Higher period-end market levels and net inflows AUC/A ($T, as of period-end) AUM ($B, as of period-end) Select industry flows8 +9% +6% $33.5 $40.3 $42.6 2Q212Q20 1Q21 1Q212Q20 2Q21 $3,591 $3,054 $3,897 +27% +28% A Changes to AUC/A and AUM also reflect currency translation. B Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 19. 1Q21 2Q20 EOP 8% 39% Daily Avg 8 43 EOP 4 29 Daily Avg 5 37 EOP 4 38 Daily Avg (1) 45 (% change) 2Q21 vs S&P 500 MSCI EAFE MSCI EM Barclays Global Agg EOP 1 3 2Q20 1Q21 2Q21 Long Term Funds $56 $165 $167 Money Market 259 156 24 ETF 70 148 148 North America Total 385 470 340 EMEA Total 357 200 266 ($B) Total flowsB

Revenue: Servicing fees

Servicing fees ($M)

Total revenue	$2,937	$2,784	$2,917	$2,950	$3,034	YoY +3% QoQ +3%



+10%
+7% ex-FX[A]
+2%
$1,272
$1,301
$1,307
$1,371
$1,399
2Q20
3Q20
4Q20
1Q21
2Q21

AUC/A sales performance indicators ($B)[1]

	2Q20	3Q20	4Q20	1Q21	2Q21
AUC/A wins	$162	$249	$205	$343	$1,187
AUC/A to be installed	1,037	486	436	463	1,236

- Servicing fees were positively impacted by currency translation when compared to 2Q20 by $39M

2Q21 performance

Servicing fees of $1,399M up 10% YoY and up 2% QoQ; ex-FX, up 7% YoY[A]

- Up 10% YoY (7% ex-FX) primarily driven by higher average equity market levels, client flows and net new business, partially offset by normal pricing headwinds and the absence of prior year client activity
- Up 2% QoQ mainly due to higher average equity market levels and net new business

Investment Services business momentum

- Reigniting business growth:
  - Robust 2Q21 business wins reflecting mandates across segments and regions, and continued Alpha momentum
  - Particular strength in EMEA with solid onshore and offshore revenue wins and flows, as well as a strong pipeline in key strategic regions
  - Growth in Asset Managers, Asset Owners, and Alternatives client segments driven by flows, new mandates, and expanded relationships
- Increasing assets to be installed:
  - New assets to be installed driven by large Alpha mandates, which are generally implemented in phases over a 12-24 month period

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

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Revenue: Management fees

Management fees ($M)

Total revenue	$2,937	$2,784	$2,917	$2,950	$3,034	YoY +3% QoQ +3%



+14%
+11% ex-FX[A]
+2%
$444
$479
$493
$493
$504
2Q20
3Q20
4Q20
1Q21
2Q21

Performance indicators ($B)[1]

	2Q20	3Q20	4Q20	1Q21	2Q21
AUM	$3,054	$3,148	$3,467	$3,591	$3,897
Net flows	23	(65)	(21)	39	83

- Management fees were positively impacted by currency translation when compared to 2Q20 by $9M

2Q21 performance

Management fees of $504M up 14% YoY and 2% QoQ; ex-FX, up 11% YoY[A]

- Up 14% YoY primarily reflecting higher average equity market levels and net inflows from ETFs, partially offset by a previously reported idiosyncratic institutional client asset reallocation and money market fee waivers
- Up 2% QoQ primarily reflecting higher average equity market levels and net inflows, partially offset by money market fee waivers
- Generated strong annualized net new Management fee revenue, with record AUM of $3.9T in 2Q21
- Investment Management business pre-tax margin of 34.6% in 2Q21[B]

Management fee business momentum

Building on our leading ETF and Long-Term Institutional franchises

- ETF: Continue to build on our strengths in SPY, Sectors, and GLD® to drive growth and greater market share
  - Global SPDR® AUM surpassed $1T with $21B in net flows in 2Q21
- Institutional: Focused sales execution in indexing, ESG, and multi-asset solutions to drive revenue growth
  - $55B of Long-Term Institutional net flows in 2Q21

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Refer to the Addendum for line of business information. Refer to the Appendix included with this presentation for endnotes 1 to 19.

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8 Revenue: Markets, Software and processing fees Markets, Software & processing fees ($M) 2Q21 performance 245 172 204 174 216 92 84 88 99 109 325 270 324 346 286 2Q20 $526 1Q213Q20 4Q20 2Q21 $611$616 $662 $619 FX trading Securities finance Software & processing $2,937 $2,784 $2,917 $2,950 $3,034 Total revenue YoY +3% QoQ +3% -12% +18% -12% YoY % • FX trading services of $286M – Down (12)% YoY reflecting lower FX volatility, partially offset by higher client FX volumes – Down (17)% QoQ mainly due to lower FX volatility and client volumes • Securities finance of $109M – Up 18% YoY and 10% QoQ primarily driven by higher client balances, partially offset by lower spreads • Software and processing fees of $216M – Down (12)% YoY mainly reflecting the absence of prior year market- related adjustments – Up 24% QoQ primarily reflecting higher CRD revenues

CRD and Alpha mandates

CRD financial performance
(Standalone basis, $M)[A]



+6%
+48%
$145
$99
$115
$104
$154
On-prem[9]
63
20
36
17
63
Professional services
26
22
20
27
27
Software-enabled (including SaaS)[9]
57
57
59
60
64
10% YoY growth
2Q20
3Q20
4Q20
1Q21
2Q21

	2Q20	3Q20	4Q20	1Q21	2Q21
Pre-tax income[10]	$84	$37	$48	$37	$84
New bookings[11]	3	17	5	4	19
ARR[3]	207	213	223	225	230
Uninstalled revenue backlog	77	92	98	103	93

CRD 2Q21 highlights

- 2Q21 revenue of $154M[A]
  - Up 6% YoY primarily due to higher software-enabled revenue
  - Up 48% QoQ largely driven by episodic fees and higher client renewals
- Continued business momentum with strong quarterly bookings of $19M[11]
- Total number of SaaS clients increased ~10% YoY[12]

Alpha highlights

- Reported 2 new Alpha clients in 2Q21[1]
- 15 total Alpha clients signed since inception[1]
- 5 Alpha client mandates live as of the end of 2Q21
- Alpha mandate benefits:
  - Contract lengths up to 10 years for front and middle office services
  - Enterprise relationships with multi-product installations

[A] For 2Q21, CRD standalone results include revenue of $154M and pre-tax income of $84M, which includes $14M of revenue associated with affiliates, including SSGA, that is eliminated in consolidation for financial reporting purposes. On a consolidated basis, CRD revenue contributed $140M, including $136M in Software and processing fees and $3M in FX trading services; revenue line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 19.

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10 0.93% 0.75% 0.71% Revenue: Net interest income NII and NIM ($M)13 Average balance sheet highlights ($B)A $467 2Q21 $467 $559 2Q20 1Q21 Total average assets of $308B up 8% YoY and 4% QoQ • Up 8% YoY and 4% QoQ largely driven by higher total average deposits, which remain elevated due to U.S. monetary policy, partially offset by the absence of MMLF balances A Line items are rounded. B Average MMLF balances contributed ~$13M to the average investment portfolio in 2Q21. Refer to the Appendix included with this presentation for endnotes 1 to 19. -16% NIM 13 (FTE, %) $2,937 $2,950 $3,034 Total revenue NII of $467M down (16)% YoY and flat QoQ • Down (16)% YoY primarily due to lower investment portfolio yields and a decline in average short-end market rates, partially offset by growth in deposits, the investment portfolio size and loan balances • Flat QoQ as growth in the investment portfolio size and loan balances offset lower investment portfolio yields and a decline in average short-end market rates 2Q20 1Q21 2Q21 Total assets $285 $296 $308 Interest-earning assets 245 255 266 Loans 27 28 29 Investment portfolio (ex. MMLF) B 98 107 111 HTM % (ex. MMLF) 41% 44% 41% Duration 14 2.4 3.1 3.1 Total deposits $197 $226 $242 YoY +3% QoQ +3% Flat

Expenses

Expenses
(Ex-notable items, non-GAAP, $M)[A]



+2%
-0.4% ex-FX[A]
-8%
$2,070
$2,293
$2,111
Comp. & benefits[B]
$1,051
$1,242
$1,077
Info. sys.
$376
$401
$398
Tran. processing
$233
$262
$263
Occupancy
$109
$109
$100
Other[15]
$301
$279
$273
2Q20
1Q21
2Q21

	2Q20	1Q21	2Q21	
GAAP Expense	$2,082	$2,332	$2,111	YoY +1% QoQ -9%
Head-count	39,068	39,318	39,146	

- Total GAAP expenses were adversely impacted by currency translation when compared to 2Q20 by $49M
- Headcount relatively flat YoY and QoQ

2Q21 performance
(Ex-notable items, non-GAAP)[A]

Expenses of $2,111M up 2% YoY and down (8)% QoQ; ex-FX, down (0.4)% YoY[A]

- Compensation and employee benefits of $1,077M
  - Up 2% YoY (flat ex-FX) primarily driven by higher medical and pension costs, as well as contractor spend, partially offset by lower headcount in high cost locations
  - Down (13)% QoQ mainly due to the absence of seasonal expenses[B]
- Information systems and communications of $398M[16]
  - Up 6% YoY (5% ex-FX) mainly reflecting higher technology and infrastructure investments; down (1)% QoQ
- Transaction processing services of $263M[16]
  - Up 13% YoY (10% ex-FX) primarily due to higher revenue-related costs in sub-custody and market data; flat QoQ
- Occupancy of $100M
  - Down (8)% YoY ((13)% ex-FX) due to footprint optimization
  - Down (8)% QoQ reflecting a temporary reduction in maintenance costs
- Other of $273M[16]
  - Down (9)% YoY ((11)% ex-FX) largely driven by lower professional fees; down (2)% QoQ

Productivity savings more than offset higher revenue-related expenses and planned investments[C]

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] 1Q21 includes $176M of seasonal expenses. [C] Total expenses presented excludes notable items and currency translation. This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 19.

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Capital ratios

Capital ratios[4]
(%, as of period-end)

CET1 (Standardized)



12.3%
10.8%
11.2%
10-11% STT Target
1.0%
G-SIB surcharge[17]
2.5%
SCB[18]
8.0%
4.5%
Minimum ratio
2Q20
1Q21
2Q21
Target state

Tier 1 Leverage



6.1%
5.4%
5.2%
5.25-5.75% STT Target
4.0%
Minimum ratio
2Q20
1Q21
2Q21
Target state

Capital highlights

- 2Q21 standardized CET1 ratio of 11.2% increased 0.4%pts QoQ primarily reflecting lower risk-weighted assets
- 2Q21 Tier 1 leverage ratio of 5.2% decreased (0.2)%pts QoQ mainly driven by higher client deposits
- Preliminary SCB calculated under this year's supervisory stress test was well below the 2.5% minimum, resulting in an SCB at that floor; G-SIB surcharge at 1% through 2023
- Capital return:
  - Returned more than $600M to shareholders in 2Q21, consisting of $425M of common share repurchases and $181M in common stock dividends
  - In July 2021, announced a 10% increase to 3Q21 quarterly common stock dividend to $0.57 per share, and a common stock repurchase program of up to $3B through year end 2022[5]

Capital
($B, capital metrics as of period-end)

	2Q20	1Q21	2Q21
Standardized CET1			
CET1 capital	$13.2	$13.4	$13.7
Risk weighted assets	106.8	124.3	121.9
Tier 1 leverage			
Tier 1 capital	15.6	15.4	15.7
Leverage exposure[19]	256.4	285.5	298.7

Refer to the Appendix included with this presentation for endnotes 1 to 19.

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13 Summary 2Q21 financial review • EPS of $2.07, up 11%; pre-tax margin of 30.9%, up 3.6%pts; ROE of 12.6% • EPS ex-notable items of $1.97, up 5%A – Fee revenue of $2.5B, up 6% (4% ex-currency translationA), primarily driven by strong servicing and management fee growth of 10% and 14%, respectively, and higher securities finance revenue, partially offset by lower FX trading revenue and software and processing fees – NII of $0.5B, down (16)%, largely reflecting lower global interest rates; NII flat QoQ – Expenses ex-notable items of $2.1B, up 2%; down (0.4)% ex-notable items and currency translation, as productivity savings and footprint optimization more than offset higher revenue related expenses including transaction processing and information systems investmentsA • Business momentum:1 – Strong sales momentum in Investment Servicing and Alpha mandates, with $1.2T of servicing wins – 2 new Alpha clients in 2Q21; 15 total Alpha clients signed since inception; 5 Alpha client mandates live as of the end of 2Q21 – Quarterly net inflows of $83B in Global Advisors, with record AUM of $3.9T in 2Q21 • Capital return: – Returned more than $600M to shareholders in 2Q21, consisting of $425M of common share repurchases and $181M in common stock dividends – In July 2021, announced a 10% increase to 3Q21 quarterly common stock dividend to $0.57 per share, and a common stock repurchase program of up to $3B through year end 2022 5 A Financial metrics ex-notable items/currency translation are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 19. All comparisons are to corresponding prior year periods unless noted otherwise

14 Appendix 2Q21 line of business performance 15 Reconciliation of notable items 16 Reconciliation of constant currency impacts 17 Endnotes 18 Forward-looking statements 19 Non-GAAP measures 20 Definitions 21

15 $2,937M 1,984 State StreetA 2Q21 line of business performance Investment Servicing Total revenue 571 468 1,901 2Q20 2Q21 $2,452M$2,472M Pre-tax income Fee revenue NII Pre-tax margin 28.4% 29.0% +0.6%pts $712M 2Q20 2Q21 $703M YoY % ∆ +4.4% -18.0% -0.8% +1.3% Investment Management Total revenue 2Q20 2Q21 $465M $529M Pre-tax income Pre-tax margin 24.1% 34.6% +10.5%pts 2Q20 2Q21 $112M $183M YoY % ∆ +13.8% +63.4% Total revenue ex-notable itemsB 559 467 2,378 2,514 2Q20 2Q21 $2,981M Pre-tax income ex-notable itemsB Fee revenue NII Pre-tax margin ex-notable itemsB 27.7% 29.7% +2.0%pts 2Q20 $885M $815M 2Q21 YoY % ∆ +5.7% -16.5% +1.5% +8.6% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	% Change 2Q21 vs. 2Q20	% Change 2Q21 vs. 1Q21	Year-to-Date 2020	Year-to-Date 2021	% Change YTD2021 vs. YTD2020
Total revenue, GAAP-basis	3,065	2,937	2,784	2,917	2,950	3,034	3.3%	2.8%	6,002	5,984	(0.3)%
Less: Other income						(53)			0	(53)	
Total revenue, excluding notable items	3,065	2,937	2,784	2,917	2,950	2,981	1.5%	1.1%	6,002	5,931	(1.2)%
Total expenses, GAAP basis	2,255	2,082	2,103	2,276	2,332	2,111	1.4%	(9.5)%	4,337	4,443	2.4%
Less: Notable expense items:											
Repositioning charges:											
Compensation and employee benefits				(82)					0	0	
Occupancy				(51)					0	0	
Repositioning charges				(133)					0	0	
Acquisition and restructuring costs	(11)	(12)	(15)	(12)	(10)	(11)			(23)	(21)	
Legal and other:											
Information systems and communications					(20)				0	(20)	
Transaction processing services					(8)				0	(8)	
Other			9		(1)	11			0	10	
Legal and other			9		(29)	11			0	(18)	
Total expenses, excluding notable items	2,244	2,070	2,097	2,131	2,293	2,111	2.0%	(7.9)%	4,314	4,404	2.1%
Seasonal expenses	(151)				(176)				(151)	(176)	
Total expenses, excluding notable items and seasonal expense items	2,093	2,070	2,097	2,131	2,117	2,111	2.0%	(0.3)%	4,163	4,228	1.6%
Operating leverage, GAAP-basis (%pts)[A]							190 bps	1,230 bps			(270) bps
Operating leverage, excluding notable items (%pts)[B]							(50)	900			(330)
Pre-tax margin, GAAP-basis (%)	25.3%	27.3%	24.5%	22.0%	21.3%	30.9%	360	960	26.3%	26.2%	(10)
Notable items as reconciled above (%)	0.3%	0.4%	0.2%	4.9%	1.3%	(1.2%)			0.4%	-	
Pre-tax margin, excluding notable items (%)	25.6%	27.7%	24.7%	26.9%	22.6%	29.7%	200	710	26.7%	26.2%	(50)
Net income available to common shareholders, GAAP-basis	580	662	517	498	489	728	10.0%	48.9%	1,242	1,217	(2.0)%
Notable items as reconciled above: pre-tax	11	12	6	145	39	(53)			23	(14)	
Tax impact on notable items as reconciled above	(3)	(3)	(4)	(37)	(10)	16			(6)	6	
Preferred securities cost	9				5				9	5	
Net income available to common shareholders, excluding notable items	597	671	519	606	523	691	3.0%	32.1%	1,268	1,214	(4.3)%
Diluted EPS, GAAP-basis	1.62	1.86	1.45	1.39	1.37	2.07	11.3%	51.1%	3.48	3.44	(1.1)%
Notable items as reconciled above	0.05	0.02	0.00	0.30	0.10	(0.10)			0.07	(0.01)	
Diluted EPS, excluding notable items	1.67	1.88	1.45	1.69	1.47	1.97	4.8%	34.0%	3.55	3.43	(3.4)%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

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17 Reconciliation of constant currency impacts Reconciliation of Constant Currency FX Impacts (Dollars in millions) 2Q20 1Q21 2Q21 2Q21 vs. 2Q20 2Q21 vs. 1Q21 2Q21 vs. 2Q20 2Q21 vs. 1Q21 2Q21 vs. 2Q20 2Q21 vs. 1Q21 Non-GAAP basis Total revenue, excluding notable items $ 2,937 $ 2,950 $ 2,981 $ 64 $ 2 $ 2,917 $ 2,979 (0.7)% 1.0% Compensation and employee benefits, excluding notable items $ 1,051 $ 1,242 $ 1,077 $ 30 $ 1 $ 1,047 $ 1,076 (0.4)% (13.4)% Information systems and communications, excluding notable items 376 401 398 3 - 395 398 5.1% (0.7)% Transaction processing services, excluding notable items 233 262 263 6 - 257 263 10.3% 0.4% Occupancy, excluding notable items 109 109 100 5 - 95 100 (12.8)% (8.3)% Other expenses, excluding notable items 301 279 273 5 1 268 272 (11.0)% (2.5)% Total expenses excluding notable items $ 2,070 $ 2,293 $ 2,111 $ 49 $ 2 $ 2,062 $ 2,109 (0.4)% (8.0)% Reported Currency Translation Impact % Change Constant Currency Excluding Currency Impact

18 Endnotes 1. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. Alpha recognized as Front-to-Back Partnership of the year for Global Custodian’s Leaders in Custody Awards. 3. CRD ARR, an operating metric, is calculated by annualizing current quarter revenue and includes annualized amount of most sof tware-enabled revenue, including revenue generated from Software-as-a-service, maintenance and support revenue, revenue from the Charles River Network’s FIX Network Service (CRN), and value-added services, which are all expected to be recognized ratably over the term of client contracts. ARR excludes software-enabled brokerage revenue. ARR of $207M, $225M and $230M in 2Q20, 1Q21 and 2Q21, respectively, include annualized intercompany revenue of $17M, $20M and $21M, respectively. 4. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 2Q21, 1Q21 and 2Q20. Refer to the Addendum included with description of these ratios. June 30, 2021 capital ratios are presented as of quarter-end and are estimates. 5. State Street’s $3 billion common stock repurchase authorization covers through year end 2022. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing and amount of any stock purchases and the type of transaction will depend on several factors, including investment opportunities, State Street’s capital position, its financial performance, market conditions and the amount of common stock issued as part of employee compensation programs. The common stock purchase program does not have specific price targets and may be suspended at any time. 6. In accordance with ASU 2016-13, the Provision for credit losses for 2Q20, 1Q21, and 2Q21 includes the provision on funded and unfunded commitments as well as HTM securities. 7. The index names listed are service marks of their respective owners. 8. Morningstar data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 2Q21 data for North America (U.S. domiciled) includes Morningstar actuals for April and May 2021 and Morningstar estimates for June 2021. 2Q21 data for EMEA is on a rolling three month basis for March 2020 through May 2021. 9. On-prem revenue is revenue derived from locally installed software. Software-enabled revenue includes software as a service, maintenance and support revenue, FIX, brokerage, and value-add services. Revenue recognition pattern for on-prem installations differs from software-enabled revenue. 10. Revenue and pre-tax income reflects the application of ASC 606. Revenue recognition under ASC 606 results in the acceleration of a significant portion of revenues for on-prem software agreements when a client goes live or renews their contract with us. The amount of revenue recognized in any given quarter will be driven in large part by client activity, including agreements that renew or are installed in that quarter. 11. CRD bookings, as presented in this presentation, represent signed annual recurring revenue contract value excluding bookings with affiliates, including SSGA. CRD revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 12. Total number of SaaS clients comparison based on the number of SaaS clients at June 30, 2021 as compared to June 30, 2020. 13. NII is presented on a GAAP-basis. NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 14. Duration as of period end and based on total investment portfolio, including MMLF. 15. Other includes Other expenses and Amortization of intangible assets. 16. Information systems and communications expenses in 1Q21 included a notable item from legal and other costs of $20M. Excluding this notable item, 2Q21 Information systems and communications of $398M was down (1)% compared to 1Q21 adjusted Information systems and communications of $401M. Transaction processing services expenses in 1Q21 included a notable item from legal and other costs of $8M. Excluding this notable item, 2Q21 Transaction processing services of $263M was flat compared to 1Q21 adjusted Transaction processing services of $262M. Other expenses in 2Q21, 1Q21 and 2Q20 included notable items related to acquisition and restructuring costs of $11M, $10M, and $12M, respectively. Other expenses in 2Q21 also included a notable item from legal and other benefits of $11M. Other expenses in 1Q21 also included a notable item from legal and other costs of $1M. Excluding all these notable items, 2Q21 adjusted Other expenses of $273M was down (9)% compared to 2Q20 adjusted Other expenses of $301M and down (2)% compared to 1Q21 adjusted Other expenses of $279M. 17. Based on a calculation date of December 31, 2019, our G-SIB surcharge for 2021 is 1.0%. 18. The preliminary SCB of 2.5% effective on October 1, 2021 is calculated based upon the results of the CCAR 2021 exam. 19. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions.

19 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “guidance,” “expect,” “priority,” “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; Our development and completion of new products and services, including State Street Alpha, and our enhancement of the capabilities of our existing products and services in light of changed client needs and competitive pressures, may involve costs and dependencies and expose us to increased risk; Our business may be negatively affected by our failure to update and maintain our technology infrastructure; The COVID-19 pandemic continues to create and exacerbate significant risks and uncertainties for our business; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, the investment activities of our clients; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; The transition away from LIBOR may result in additional costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk and reputational harm and may not result in expected cost savings; Attacks or unauthorized access to our information technology systems or facilities, or those of the third parties with which we do business, or disruptions to our or their continuous operations, could result in significant costs, reputational damage and limits on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change could adversely affect our business operations; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2020 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

20 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

21 Definitions ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Barclays Global Agg Barclays Global Agg represents Barclays Global Aggregate Bond Index Bps Basis points, with one basis point representing one hundredth of one percent CET1 ratio Common equity tier 1 ratio CRD Charles River Development CRD uninstalled revenue backlog Uninstalled revenue backlog to be recognized from signed client contracts that are scheduled to be installed on a rolling 24-month period. It reflects terms currently in effect. It includes SaaS and on-prem license revenue, as well as maintenance and support revenue, and excludes revenue generated from FIX, value-add services, brokerage, and professional services. Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ESG Environmental, Social, and Governance ETF Exchange-traded fund FTE Fully taxable equivalent FX Foreign exchange GAAP Generally accepted accounting principles in the United States GLD® SPDR® Gold Shares ETF G-SIB Global systemically important bank HTM Held-to-maturity MMLF Money Market Mutual Fund Liquidity Facility Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful On-prem On-premises revenue as recognized in the CRD business Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Pre-tax margin Income before income tax expense divided by total revenue %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SPY SPDR® S&P 500® ETF Trust SSGA State Street Global Advisors Year-over-year (YoY) Current period compared to the same period a year ago